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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration
statement on Form S-3 (File No. 333-       ) of our report dated February 2,
1999 relating to the financial statements, which appears in the Nabors Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such registration statement.

                                          PricewaterhouseCoopers LLP

Houston, Texas
June 18, 1999